UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

Semtech Corporation

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-06395	95-2119684
(Commission File Number)	(IRS Employer Identification No.)

200 Flynn Road Camarillo, California	93012-8790
(Address of principal executive offices)	(Zip Code)

805-498-2111

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMTC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Transition Date

As previously disclosed on a Current Report on Form 8-K filed by Semtech Corporation (the “Company”) with the Securities and Exchange Commission on May 30, 2023, the Company’s Board of Directors (the “Board”) appointed Paul H. Pickle to serve as the Company’s President and Chief Executive Officer effective as of a date, after June 8, 2023 and not later than June 30, 2023, to be mutually agreed between Mr. Pickle and the Chair of the Board (with Mr. Pickle’s first day of employment in such capacity, the “Transition Date”). On June 7, 2023, Mr. Pickle and the Chair of the Board agreed that the Transition Date will be June 30, 2023. Mohan Maheswaran’s retirement as the Company’s President and Chief Executive Officer, and as a member of the Board, will be effective June 29, 2023.

Asaf Silberstein Retention Agreement

On June 8, 2023, the Company and Asaf Silberstein, the Company’s Executive Vice President and Chief Operating Officer, entered into a Retention Agreement (the “Retention Agreement”) that provides for severance benefits in the event that Mr. Silberstein’s employment with the Company terminates under certain conditions described below.

The Retention Agreement generally provides that if, at any time prior to December 8, 2024, Mr. Silberstein’s employment with the Company is terminated by the Company without Cause or by Mr. Silberstein for Good Reason (as such terms are defined in the Retention Agreement), and in either case his termination is not in connection with a change in control of the Company, Mr. Silberstein will be entitled to receive the following separation benefits: (1) one times his annual base salary paid out in installments over twelve months following his separation date; (2) payment of any bonus due for a fiscal year that ended prior to his separation date plus a pro-rata portion of his target bonus for the fiscal year in which his employment ends (pro-rata based on the number of days of employment during the year); (3) payment or reimbursement of Mr. Silberstein’s premiums to continue healthcare coverage under COBRA for up to 12 months; (4) as to each then-outstanding equity-based award granted by the Company to Mr. Silberstein that vests based solely on continued service with the Company and unless otherwise expressly provided in the applicable award agreement, accelerated vesting of any portion of the award that was scheduled to vest within one year after Mr. Silberstein’s separation date; and (5) as to each outstanding equity-based award granted by the Company to Mr. Silberstein that is subject to performance-based vesting requirements and unless otherwise expressly provided in the applicable award agreement, Mr. Silberstein will be deemed to have satisfied any service-based requirement applicable to a performance period that ends within one year after his separation date. Mr. Silberstein’s receipt of the separation benefits described above is conditioned on Mr. Silberstein delivering a release of claims in favor of the Company.

Mr. Silberstein will also continue to be eligible for severance benefits under the Company’s Executive Change in Control Retention Plan (the “Change in Control Plan”) if there is an involuntary termination of his employment with the Company during a Change in Control Window (which is generally defined under the Change in Control Plan as the period of time that begins 90 days prior to the consummation of a change in control transaction (or, if earlier, on the date a definitive agreement is entered into to effect a change in control transaction) and ends on the second anniversary of the consummation of the change in control transaction). If Mr. Silberstein is entitled to benefits provided under the Change in Control Plan and his separation date occurs prior to the applicable change in control transaction, the cash severance provided under the Change in Control Plan shall be reduced by the amount of any cash severance previously paid to him pursuant to the Retention Agreement.

The foregoing description of the Retention Agreement is a summary, does not purport to be complete and is qualified in its entirety by reference to the Retention Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to Vote of Stockholders.

On June 8, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders (a) elected the ten nominees identified in the table below to the Board to serve until the Company’s 2024 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; (b) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024; (c) approved, on an advisory basis, the compensation paid to the Company’s named executive officers; and (d) approved, on an advisory basis, one year as the frequency of executive compensation votes. Set forth below are the final voting tallies for the Annual Meeting.

The total number of shares present in person or by proxy was 48,877,991 shares or 76.42% of the total shares issued and outstanding as of the record date for the Annual Meeting, thereby constituting a quorum for the purpose of the Annual Meeting. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.

The following is a tabulation of the votes with respect to each of the proposals:

Proposal Number 1

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Martin S.J. Burvill	42,055,800	826,075	5,996,116
Rodolpho C. Cardenuto	42,084,282	797,593	5,996,116
Gregory M. Fischer	42,425,080	456,795	5,996,116
Saar Gillai	42,034,546	847,329	5,996,116
Rockell N. Hankin	40,294,556	2,587,319	5,996,116
Ye Jane Li	41,924,577	957,298	5,996,116
Paula LuPriore	42,124,799	757,076	5,996,116
Mohan R. Maheswaran	42,228,100	653,775	5,996,116
Sylvia Summers	41,853,993	1,027,882	5,996,116
Paul V. Walsh Jr.	42,419,186	462,689	5,996,116

Proposal Number 2

Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
48,087,041	699,638	91,312	0

Proposal Number 3

Advisory (Non-Binding) Vote on Executive Compensation

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
41,354,074	1,407,473	120,327	5,996,116

Proposal Number 4

Advisory (Non-Binding) Vote on Frequency of Executive Compensation Votes

1 Year	2 Years	3 Years	Abstain
41,069,945	10,786	1,682,564	118,579

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Retention Agreement, dated June 8, 2023, between Asaf Silberstein and Semtech Corporation

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2023	SEMTECH CORPORATION

	By:	/s/ Emeka N. Chukwu
	Name:	Emeka N. Chukwu
	Title:	Chief Financial Officer

5